                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)   April 30, 2003
                                                            --------------------

                                    SPSS INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-22194              36-2815480
--------------------------------        ------------        -------------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
Incorporation)                          File Number)        Identification No.)


233 South Wacker Drive, Chicago, Illinois                   60606
-------------------------------------------               ----------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (312) 651-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     SPSS Press Release, dated April 30, 2003


ITEM 9:  REGULATION FD DISCLOSURE.

         On April 30, 2003, SPSS Inc. issued a press release announcing its results for its fiscal quarter ended March 31, 2003. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         The press release contains non-GAAP financial measures within the supplemental financial information table, "Performance vs. Productivity and Productivity Goals," that presents SPSS's trailing twelve-month performance versus its internal productivity goals, which include EBITDA, adjusted EBITDA and adjusted operating income.

         EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation and Amortization, and is not a calculation in accordance with GAAP. However, we believe that EBITDA is widely used as a measure of operating performance and we believe EBITDA to be an important indicator of SPSS's operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP.

         Adjusted EBITDA and adjusted operating income exclude special items, as noted in the footnotes of the table. The special items include restructuring charges, acquisition and related costs and other nonrecurring charges. SPSS management uses EBITDA, adjusted EBITDA and adjusted operating income in measuring internal performance to better understand underlying operations. We believe investors should have available the same information that management uses to measure performance and that the presentation of these non-GAAP financial measures provides useful information into the results of operations of SPSS for the current, past and future periods.

         Additionally, in explaining SPSS's performance to interested parties, we may use these non-GAAP financial measures to describe the underlying operating results.

         In accordance with the procedural guidance set forth in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operation and Financial Condition."

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPSS INC.

                                   By:  /s/ Edward Hamburg
                                      ---------------------------------------
                                        Edward Hamburg,
                                        Executive Vice President, Corporate
                                        Operations, Chief Financial Officer and
                                        Secretary

         Dated:  May 2, 2003




                                       3